EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 28, 1999, included in Cinergy Corp.'s Annual Report on Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.



                                                       /S/ ARTHUR ANDERSEN LLP
                                                           ARTHUR ANDERSEN LLP


Cincinnati, Ohio
July 12, 1999